Exhibit 10

                                                    PricewaterhouseCoopers LLP
                                                   1177 Avenue of the Americas
                                                      New York, New York 10036
                                                      Telephone (212) 596-8000
                                                      Facsimile (212) 596-8910


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 87 to the registration statement on Form N-1A (the "Registration Statement") of our reports dated December 18, 1998, relating to the financial statements and financial highlights appearing in the November 30, 1998 Annual Report to Shareholders of Sentinel Group Funds, Inc. and Sentinel Pennsylvania Tax-Free Trust, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the heading "General Information" in the Statement of Additional Information.

PricewaterhouseCoopers LLP

June 29, 1999